Scudder Short Term Bond Fund

                    Supplement to the Statement of Additional Information

                                Dated May 1, 1995

The following text is added to the end of the section entitled "Investment Restrictions" on page 21:

For purposes of Scudder Short Term Bond Fund's policy regarding its investments in the securities of issuers having their principal business activities in the same industry, collateralized mortgage obligations and asset-backed securities are considered to be separate industries.

March 5, 1996